                                                                                 SHARES

                    PATIENT INFOSYSTEMS, INC.

     NUMBER
                                                                             SEE REVERSE FOR
                                                                            CERTAIN DEFINITIONS



                INCORPORATED UNDER THE LAWS                                  CUSIP 702915 30 7
                 OF THE STATE OF DELAWARE



             THIS CERTIFIES THAT





             is the owner of


                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

              PATIENT INFOSYSTEMS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

              This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
              WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

              Dated:

                                     [PATIENT INFOSYSTEMS, INC. 1995 DELAWARE CORPORATE SEAL]


                                    SECRETARY                                          PRESIDENT


              Countersigned and Registered:

                       CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                         (Jersey City, NJ)            Transfer Agent
                                                      and Registrar



                                                Authorized Officer

    The Company will furnish to any shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares which the Company is authorized to issue so far as the same have been fixed, and the authority of the Board of Directors of the Company to designate and fix the relative rights, preferences and limitations of other series.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                 UNIF GIFT MIN ACT-.......Custodian........
TEN ENT - as tenants by the entireties                           (Cust)           (Minor)
JT TEN  - as joint tenants with right of                         under Uniform Gifts to Minors
          survivorship and not as tenants                        Act .............
          in common                                                    (State)


           Additional abbreviations may also be used though not in the above list.


        For value received __________ hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
            [                            ]
            [                            ]



-------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
 ASSIGNEE)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                                                          shares
- -------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________

                   -----------------------------------------------------------
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.